MORGAN STANLEY CAPITAL I INC.,
AS DEPOSITOR,

BANK OF AMERICA, NATIONAL ASSOCIATION,
AS MASTER SERVICER,

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,
AS SPECIAL SERVICER,

PACIFIC LIFE INSURANCE COMPANY,
AS TRUST ADVISOR

AND

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS TRUSTEE, CUSTODIAN, CERTIFICATE ADMINISTRATOR, CERTIFICATE
REGISTRAR AND AUTHENTICATING AGENT

EXHIBITS AND SCHEDULES TO
POOLING AND SERVICING AGREEMENT

DATED AS OF MARCH 1, 2012

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2012-C4

EXHIBIT A-1

[FORM OF CLASS A-1 CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN ACCREDITED INVESTOR.

THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A-1-1

MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  1.085% PER ANNUM

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE CERTIFICATE BALANCE OF THE CLASS A-1 CERTIFICATES AS OF THE CLOSING DATE:  $65,086,000

NO. A-1-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.            61760VAL7

ISIN NO.               US61760VAL71

CLASS A-1 CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the “Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4

A-1-2

(herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class A-1 Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Certificate Balance of this Certificate specified on the face hereof by the initial Aggregate Certificate Balance of the Class A-1 Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date.  Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class A-1 Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

Collateral Support Deficits shall be allocated on the applicable Distribution Date to the respective Classes of Principal Balance Certificates in the manner set forth in the Pooling and Servicing Agreement.  All Collateral Support Deficits allocated to any Class of Principal Balance Certificates will be allocated pro rata among the outstanding Certificates of such Class.

A-1-3

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar

A-1-4

may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

A-1-5

IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS A-1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

A-1-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to ________________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

A-1-8

EXHIBIT A-2

[FORM OF CLASS A-2 CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN ACCREDITED INVESTOR.

THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A-2-1

MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  2.111% PER ANNUM

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE CERTIFICATE BALANCE OF THE CLASS A-2 CERTIFICATES AS OF THE CLOSING DATE:  $244,709,000

NO. A-2-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT: WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.            61760VAM5

ISIN NO.               US61760VAM54

CLASS A-2 CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the “Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4

A-2-2

(herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class A-2 Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Certificate Balance of this Certificate specified on the face hereof by the initial Aggregate Certificate Balance of the Class A-2 Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date.  Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class A-2 Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

Collateral Support Deficits shall be allocated on the applicable Distribution Date to the respective Classes of Principal Balance Certificates in the manner set forth in the Pooling and Servicing Agreement.  All Collateral Support Deficits allocated to any Class of Principal Balance Certificates will be allocated pro rata among the outstanding Certificates of such Class.

A-2-3

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar

A-2-4

may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

A-2-5

IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS A-2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

A-2-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to ________________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

A-2-8

EXHIBIT A-3

[FORM OF CLASS A-3 CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN ACCREDITED INVESTOR.

THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A-3-1

MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  2.991% PER ANNUM

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE CERTIFICATE BALANCE OF THE CLASS A-3 CERTIFICATES AS OF THE CLOSING DATE:  $75,630,000

NO. A-3-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.            61760VAN3

ISIN NO.               US61760VAN38

CLASS A-3 CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the “Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the

A-3-2

Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class A-3 Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Certificate Balance of this Certificate specified on the face hereof by the initial Aggregate Certificate Balance of the Class A-3 Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date.  Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class A-3 Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

Collateral Support Deficits shall be allocated on the applicable Distribution Date to the respective Classes of Principal Balance Certificates in the manner set forth in the Pooling and Servicing Agreement.  All Collateral Support Deficits allocated to any Class of Principal Balance Certificates will be allocated pro rata among the outstanding Certificates of such Class.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and

A-3-3

Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-3-4

Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

A-3-5

IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION , as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS A-3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

A-3-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to ________________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

A-3-8

EXHIBIT A-4

[FORM OF CLASS A-4 CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN ACCREDITED INVESTOR.

THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A-4-1

MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  3.244% PER ANNUM

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE CERTIFICATE BALANCE OF THE CLASS A-4 CERTIFICATES AS OF THE CLOSING DATE:  $383,661,000

NO. A-4-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.            61760VAP8

ISIN NO.               US61760VAP85

CLASS A-4 CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the “Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the

A-4-2

Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class A-4 Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Certificate Balance of this Certificate specified on the face hereof by the initial Aggregate Certificate Balance of the Class A-4 Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date.  Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class A-4 Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

Collateral Support Deficits shall be allocated on the applicable Distribution Date to the respective Classes of Principal Balance Certificates in the manner set forth in the Pooling and Servicing Agreement.  All Collateral Support Deficits allocated to any Class of Principal Balance Certificates will be allocated pro rata among the outstanding Certificates of such Class.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and

A-4-3

Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-4-4

Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

A-4-5

IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS A-4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

A-4-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to ________________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

A-4-8

EXHIBIT A-5

[FORM OF CLASS A-S CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE UNDERWRITERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN ACCREDITED INVESTOR.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED,

A-5-1

RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A-5-2

MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  3.773% PER ANNUM

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE CERTIFICATE BALANCE OF THE CLASS A-S CERTIFICATES AS OF THE CLOSING DATE:  $111,243,000

NO. A-S-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE
REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.            61760VAQ6

ISIN NO.               US61760VAQ68

CLASS A-S CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT CEDE & CO. is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the “Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial

A-5-3

ownership of the Trust.  This Certificate represents an interest in the Class A-S Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Certificate Balance of this Certificate specified on the face hereof by the initial Aggregate Certificate Balance of the Class A-S Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date.  Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class A-S Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

Collateral Support Deficits shall be allocated on the applicable Distribution Date to the respective Classes of Principal Balance Certificates in the manner set forth in the Pooling and Servicing Agreement.  All Collateral Support Deficits allocated to any Class of Principal Balance Certificates will be allocated pro rata among the outstanding Certificates of such Class.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from

A-5-4

the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

A-5-5

Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

A-5-6

IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS A-S CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

A-5-8

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to ________________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

A-5-9

EXHIBIT A-6

[FORM OF CLASS X-A CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN).  NO HOLDER OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT HEREON.

NO BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT.]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1)  PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”), OR IS PURCHASING FOR THE ACCOUNT OF A QIB, AND WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QIB, AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

A-6-1

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN ACCREDITED INVESTOR.

[THE INITIAL NOTIONAL AMOUNT HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.]

THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL PAYMENTS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO REDUCE THE NOTIONAL AMOUNT OF THIS CERTIFICATE.  ACCORDINGLY, THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT NOTIONAL AMOUNT BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]

THIS CERTIFICATE REPRESENTS MULTIPLE “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A-6-2

MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  VARIABLE

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  MARCH 17, 2012

AGGREGATE NOTIONAL AMOUNT OF THE CLASS X-A CERTIFICATES AS OF THE CLOSING DATE:  $880,329,000

NOTIONAL AMOUNT OF THIS CERTIFICATE AS OF THE CLOSING DATE:  $880,329,000 (SUBJECT TO SCHEDULE OF EXCHANGES ATTACHED)

NO. X-A-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.          61760VAA11
U6180CAA72
[_____]3

ISIN NO.              US61760VAA174
USU6180CAA725
[_____]6

CLASS X-A CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the

1 For Rule 144A Global Certificates

2 For Regulation S Global Certificates

3 For Definitive Certificates

4 For Rule 144A Global Certificates

5 For Regulation S Global Certificates

6 For Definitive Certificates

A-6-3

“Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class X-A Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Notional Amount of this Certificate specified on the face hereof by the initial aggregate Notional Amount of the Class X-A Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Notional Amount of this Certificate immediately prior to each Distribution Date.  Interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class X-A Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

A-6-4

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

[Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and Servicing Agreement.]

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

[This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and Servicing Agreement.  Upon exchange of this Regulation S Temporary Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

A-6-5

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  If a transfer of any Non-Registered Certificate held as a Definitive Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of such Certificate by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either:  (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing Agreement and a certificate from such Certificateholder’s prospective Transferee substantially in the form attached either as Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer shall be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder’s prospective Transferee on which such Opinion of Counsel is based (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Trust Advisor or the Certificate Registrar in their respective capacities as such).  No Person may hold an interest in a Rule 144A Global Certificate unless that Person is a Qualified Institutional Buyer, and no “U.S. person” (as that term is defined in Rule 902(k) under the Securities Act) may hold an interest in a Regulation S Global Certificate, and transfers of interests in the Global Certificates that would result in a violation of the foregoing are prohibited.  None of the Depositor, the Certificate Administrator, the Trustee, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of any Certificate.  Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to, indemnify the Depositor, each Underwriter, each Initial Purchaser, the Trustee, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trust Advisor and the Certificate Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws.

Subject to the terms of the Pooling and Servicing Agreement, the Class X-A Certificates will be issued in denominations of $1,000,000 initial Notional Amount and in any whole dollar denomination in excess thereof.

A-6-6

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

As and when provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, including but not limited to the transfer restrictions described above, a Definitive Certificate may be converted into an interest in a Global Certificate of the applicable Class, an interest in a Global Certificate may be converted into a Definitive Certificate of the applicable Class, an interest in a Rule 144A Global Certificate may be converted into an interest in a Regulation S Global Certificate of the applicable Class and an interest in a Regulation S Global Certificate may be converted into an interest in a Rule 144A Global Certificate of the applicable Class.

[Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.]

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.

A-6-7

Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

A-6-8

IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS X-A CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act _______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

A-6-10

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to ________________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

A-6-11

[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

A-6-12

EXHIBIT A-7

[FORM OF CLASS X-B CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN).  NO HOLDER OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT HEREON.

NO BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT.]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1)  PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”), OR IS PURCHASING FOR THE ACCOUNT OF A QIB, AND WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QIB, AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

A-7-1

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN ACCREDITED INVESTOR.

[THE INITIAL NOTIONAL AMOUNT HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.]

THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL PAYMENTS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO REDUCE THE NOTIONAL AMOUNT OF THIS CERTIFICATE.  ACCORDINGLY, THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT NOTIONAL AMOUNT BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]

THIS CERTIFICATE REPRESENTS MULTIPLE “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A-7-2

MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  VARIABLE

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE NOTIONAL AMOUNT OF THE CLASS X-B CERTIFICATES AS OF THE CLOSING DATE:  $218,366,600

NOTIONAL AMOUNT OF THIS CERTIFICATE AS OF THE CLOSING DATE:  $218,366,600 (SUBJECT TO SCHEDULE OF EXCHANGES ATTACHED)

NO. X-B-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.          61760VAB91
U6180CAB52
[_____]3

ISIN NO.              US61760VAB994
USU6180CAB555
[_____]6

CLASS X-B CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the

1 For Rule 144A Global Certificates

2 For Regulation S Global Certificates

3 For Definitive Certificates

4 For Rule 144A Global Certificates

5 For Regulation S Global Certificates

6 For Definitive Certificates

A-7-3

“Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class X-B Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Notional Amount of this Certificate specified on the face hereof by the initial aggregate Notional Amount of the Class X-B Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Notional Amount of this Certificate immediately prior to each Distribution Date.  Interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class X-B Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

A-7-4

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

[Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and Servicing Agreement.]

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

[This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and Servicing Agreement.  Upon exchange of this Regulation S Temporary Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

A-7-5

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  If a transfer of any Non-Registered Certificate held as a Definitive Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of such Certificate by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either:  (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing Agreement and a certificate from such Certificateholder’s prospective Transferee substantially in the form attached either as Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer shall be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder’s prospective Transferee on which such Opinion of Counsel is based (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Trust Advisor or the Certificate Registrar in their respective capacities as such).  No Person may hold an interest in a Rule 144A Global Certificate unless that Person is a Qualified Institutional Buyer, and no “U.S. person” (as that term is defined in Rule 902(k) under the Securities Act) may hold an interest in a Regulation S Global Certificate, and transfers of interests in the Global Certificates that would result in a violation of the foregoing are prohibited.  None of the Depositor, the Certificate Administrator, the Trustee, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of any Certificate.  Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to, indemnify the Depositor, each Underwriter, each Initial Purchaser, the Trustee, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trust Advisor and the Certificate Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws.

Subject to the terms of the Pooling and Servicing Agreement, the Class X-B Certificates will be issued in denominations of $1,000,000 initial Notional Amount and in any whole dollar denomination in excess thereof.

A-7-6

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

As and when provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, including but not limited to the transfer restrictions described above, a Definitive Certificate may be converted into an interest in a Global Certificate of the applicable Class, an interest in a Global Certificate may be converted into a Definitive Certificate of the applicable Class, an interest in a Rule 144A Global Certificate may be converted into an interest in a Regulation S Global Certificate of the applicable Class and an interest in a Regulation S Global Certificate may be converted into an interest in a Rule 144A Global Certificate of the applicable Class.

[Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.]

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.

A-7-7

Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

A-7-8

IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS X-B CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

A-7-10

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to ________________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

A-7-11

[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

A-7-12

EXHIBIT A-8

[FORM OF CLASS B CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN).  NO HOLDER OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT HEREON.

NO BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT.]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN ACCREDITED INVESTOR.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1)  PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”), OR IS PURCHASING FOR THE ACCOUNT OF A QIB, AND WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904

A-8-1

OF REGULATION S UNDER THE SECURITIES ACT, OR (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QIB, AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

[THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A-8-2

MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  LESSER OF 5.213% PER ANNUM AND THE WEIGHTED AVERAGE NET MORTGAGE RATE

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES AS OF THE CLOSING DATE:  $50,815,000

CERTIFICATE BALANCE OF THIS CLASS B CERTIFICATE AS OF THE CLOSING DATE:  $[_____] (SUBJECT TO SCHEDULE OF EXCHANGES ATTACHED)

NO. B-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.          61760VAC71
U6180CAC32
[_____]3

ISIN NO.              US61760VAC724
USU6180CAC395
[_____]6

CLASS B CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the

1 For Rule 144A Global Certificates

2 For Regulation S Global Certificates

3 For Definitive Certificates

4 For Rule 144A Global Certificates

5 For Regulation S Global Certificates

6 For Definitive Certificates

A-8-3

“Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class B Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Certificate Balance of this Certificate specified on the face hereof by the initial Aggregate Certificate Balance of the Class B Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date.  Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class B Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

A-8-4

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

Collateral Support Deficits shall be allocated on the applicable Distribution Date to the respective Classes of Principal Balance Certificates in the manner set forth in the Pooling and Servicing Agreement.  All Collateral Support Deficits allocated to any Class of Principal Balance Certificates will be allocated pro rata among the outstanding Certificates of such Class.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

[Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and Servicing Agreement.]

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

[This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day

A-8-5

distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and Servicing Agreement.  Upon exchange of this Regulation S Temporary Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  If a transfer of any Non-Registered Certificate held as a Definitive Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of such Certificate by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either:  (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing Agreement and a certificate from such Certificateholder’s prospective Transferee substantially in the form attached either as Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer shall be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder’s prospective Transferee on which such Opinion of Counsel is based (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Trust Advisor or the Certificate Registrar in their respective capacities as such).  No Person may hold an interest in a Rule 144A Global Certificate unless that Person is a Qualified Institutional Buyer, and no “U.S. person” (as that term is defined in Rule 902(k) under the Securities Act) may hold an interest in a Regulation S Global Certificate, and transfers of interests in the Global Certificates that would result in a violation of the foregoing are prohibited.  None of the Depositor, the Certificate Administrator, the Trustee, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of any Certificate.  Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to, indemnify the Depositor, each Underwriter, each Initial Purchaser, the Trustee, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trust Advisor and the

A-8-6

Certificate Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws.

Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

As and when provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, including but not limited to the transfer restrictions described above, a Definitive Certificate may be converted into an interest in a Global Certificate of the applicable Class, an interest in a Global Certificate may be converted into a Definitive Certificate of the applicable Class, an interest in a Rule 144A Global Certificate may be converted into an interest in a Regulation S Global Certificate of the applicable Class and an interest in a Regulation S Global Certificate may be converted into an interest in a Rule 144A Global Certificate of the applicable Class.

[Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.]

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans

A-8-7

and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

A-8-8

IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS B CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

A-8-10

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ _________________________________ account number ______________ or, if mailed by check, to ________________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

A-8-11

[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

A-8-12

EXHIBIT A-9

[FORM OF CLASS C CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN).  NO HOLDER OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT HEREON.

NO BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT.]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN ACCREDITED INVESTOR.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1)  PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”), OR IS PURCHASING FOR THE ACCOUNT OF A QIB, AND WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904

A-9-1

OF REGULATION S UNDER THE SECURITIES ACT, OR (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QIB, AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

[THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

A-9-2

MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  VARIABLE

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE CERTIFICATE BALANCE OF THE CLASS C CERTIFICATES AS OF THE CLOSING DATE:  $37,081,000

CERTIFICATE BALANCE OF THIS CLASS C CERTIFICATE AS OF THE CLOSING DATE:  $[_____] (SUBJECT TO SCHEDULE OF EXCHANGES ATTACHED)

NO. C-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.          61760VAD51
U6180CAD12
[_____]3

ISIN NO.             US61760VAD554
USU6180CAD125
[_____]6

CLASS C CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the

1 For Rule 144A Global Certificates

2 For Regulation S Global Certificates

3 For Definitive Certificates

4 For Rule 144A Global Certificates

5 For Regulation S Global Certificates

6 For Definitive Certificates

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“Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class C Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Certificate Balance of this Certificate specified on the face hereof by the initial Aggregate Certificate Balance of the Class C Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date.  Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class C Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

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Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

Collateral Support Deficits shall be allocated on the applicable Distribution Date to the respective Classes of Principal Balance Certificates in the manner set forth in the Pooling and Servicing Agreement.  All Collateral Support Deficits allocated to any Class of Principal Balance Certificates will be allocated pro rata among the outstanding Certificates of such Class.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

[Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and Servicing Agreement.]

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

[This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day

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distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and Servicing Agreement.  Upon exchange of this Regulation S Temporary Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  If a transfer of any Non-Registered Certificate held as a Definitive Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of such Certificate by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either:  (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing Agreement and a certificate from such Certificateholder’s prospective Transferee substantially in the form attached either as Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer shall be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder’s prospective Transferee on which such Opinion of Counsel is based (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Trust Advisor or the Certificate Registrar in their respective capacities as such).  No Person may hold an interest in a Rule 144A Global Certificate unless that Person is a Qualified Institutional Buyer, and no “U.S. person” (as that term is defined in Rule 902(k) under the Securities Act) may hold an interest in a Regulation S Global Certificate, and transfers of interests in the Global Certificates that would result in a violation of the foregoing are prohibited.  None of the Depositor, the Certificate Administrator, the Trustee, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of any Certificate.  Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to, indemnify the Depositor, each Underwriter, each Initial Purchaser, the Trustee, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trust Advisor and the

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Certificate Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws.

Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

As and when provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, including but not limited to the transfer restrictions described above, a Definitive Certificate may be converted into an interest in a Global Certificate of the applicable Class, an interest in a Global Certificate may be converted into a Definitive Certificate of the applicable Class, an interest in a Rule 144A Global Certificate may be converted into an interest in a Regulation S Global Certificate of the applicable Class and an interest in a Regulation S Global Certificate may be converted into an interest in a Rule 144A Global Certificate of the applicable Class.

[Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.]

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans

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and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

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IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS C CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to ________________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

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[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

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EXHIBIT A-10

[FORM OF CLASS D CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN).  NO HOLDER OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT HEREON.

NO BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT.]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN ACCREDITED INVESTOR.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1)  PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”), OR IS PURCHASING FOR THE ACCOUNT OF A QIB, AND WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904

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OF REGULATION S UNDER THE SECURITIES ACT, OR (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QIB, AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

[THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

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MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  VARIABLE

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE CERTIFICATE BALANCE OF THE CLASS D CERTIFICATES AS OF THE CLOSING DATE:  $24,721,000

CERTIFICATE BALANCE OF THIS CLASS D CERTIFICATE AS OF THE CLOSING DATE:  $[_____] (SUBJECT TO SCHEDULE OF EXCHANGES ATTACHED)

NO. D-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.          61760VAE31
U6180CAE92
[_____]3

ISIN NO.              US61760VAE394
USU6180CAE945
[_____]6

CLASS D CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the

1 For Rule 144A Global Certificates

2 For Regulation S Global Certificates

3 For Definitive Certificates

4 For Rule 144A Global Certificates

5 For Regulation S Global Certificates

6 For Definitive Certificates

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“Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class D Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Certificate Balance of this Certificate specified on the face hereof by the initial Aggregate Certificate Balance of the Class D Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date.  Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class D Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

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Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

Collateral Support Deficits shall be allocated on the applicable Distribution Date to the respective Classes of Principal Balance Certificates in the manner set forth in the Pooling and Servicing Agreement.  All Collateral Support Deficits allocated to any Class of Principal Balance Certificates will be allocated pro rata among the outstanding Certificates of such Class.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

[Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and Servicing Agreement.]

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

[This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day

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distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and Servicing Agreement.  Upon exchange of this Regulation S Temporary Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  If a transfer of any Non-Registered Certificate held as a Definitive Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of such Certificate by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either:  (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing Agreement and a certificate from such Certificateholder’s prospective Transferee substantially in the form attached either as Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer shall be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder’s prospective Transferee on which such Opinion of Counsel is based (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Trust Advisor or the Certificate Registrar in their respective capacities as such).  No Person may hold an interest in a Rule 144A Global Certificate unless that Person is a Qualified Institutional Buyer, and no “U.S. person” (as that term is defined in Rule 902(k) under the Securities Act) may hold an interest in a Regulation S Global Certificate, and transfers of interests in the Global Certificates that would result in a violation of the foregoing are prohibited.  None of the Depositor, the Certificate Administrator, the Trustee, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of any Certificate.  Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to, indemnify the Depositor, each Underwriter, each Initial Purchaser, the Trustee, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trust Advisor and the

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Certificate Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws.

Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

As and when provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, including but not limited to the transfer restrictions described above, a Definitive Certificate may be converted into an interest in a Global Certificate of the applicable Class, an interest in a Global Certificate may be converted into a Definitive Certificate of the applicable Class, an interest in a Rule 144A Global Certificate may be converted into an interest in a Regulation S Global Certificate of the applicable Class and an interest in a Regulation S Global Certificate may be converted into an interest in a Rule 144A Global Certificate of the applicable Class.

[Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.]

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans

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and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

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IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS D CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to ________________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

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[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

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EXHIBIT A-11

[FORM OF CLASS E CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN).  NO HOLDER OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT HEREON.

NO BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT.]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN ACCREDITED INVESTOR.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1)  PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”), OR IS PURCHASING FOR THE ACCOUNT OF A QIB, AND WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904

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OF REGULATION S UNDER THE SECURITIES ACT, OR (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QIB, AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

[THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

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MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  VARIABLE

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE CERTIFICATE BALANCE OF THE CLASS E CERTIFICATES AS OF THE CLOSING DATE:  $39,827,000

CERTIFICATE BALANCE OF THIS CLASS E CERTIFICATE AS OF THE CLOSING DATE:  $[_____] (SUBJECT TO SCHEDULE OF EXCHANGES ATTACHED)

NO. E-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.          61760VAF01
U6180CAF62
[_____]3

ISIN NO.              US61760VAF044
USU6180CAF695
[_____]6

CLASS E CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the

1 For Rule 144A Global Certificates

2 For Regulation S Global Certificates

3 For Definitive Certificates

4 For Rule 144A Global Certificates

5 For Regulation S Global Certificates

6 For Definitive Certificates

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“Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class E Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Certificate Balance of this Certificate specified on the face hereof by the initial Aggregate Certificate Balance of the Class E Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date.  Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class E Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

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Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

Collateral Support Deficits shall be allocated on the applicable Distribution Date to the respective Classes of Principal Balance Certificates in the manner set forth in the Pooling and Servicing Agreement.  All Collateral Support Deficits allocated to any Class of Principal Balance Certificates will be allocated pro rata among the outstanding Certificates of such Class.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

[Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and Servicing Agreement.]

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

[This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day

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distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and Servicing Agreement.  Upon exchange of this Regulation S Temporary Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  If a transfer of any Non-Registered Certificate held as a Definitive Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of such Certificate by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either:  (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing Agreement and a certificate from such Certificateholder’s prospective Transferee substantially in the form attached either as Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer shall be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder’s prospective Transferee on which such Opinion of Counsel is based (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Trust Advisor or the Certificate Registrar in their respective capacities as such).  No Person may hold an interest in a Rule 144A Global Certificate unless that Person is a Qualified Institutional Buyer, and no “U.S. person” (as that term is defined in Rule 902(k) under the Securities Act) may hold an interest in a Regulation S Global Certificate, and transfers of interests in the Global Certificates that would result in a violation of the foregoing are prohibited.  None of the Depositor, the Certificate Administrator, the Trustee, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of any Certificate.  Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to, indemnify the Depositor, each Underwriter, each Initial Purchaser, the Trustee, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trust Advisor and the

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Certificate Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws.

Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

As and when provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, including but not limited to the transfer restrictions described above, a Definitive Certificate may be converted into an interest in a Global Certificate of the applicable Class, an interest in a Global Certificate may be converted into a Definitive Certificate of the applicable Class, an interest in a Rule 144A Global Certificate may be converted into an interest in a Regulation S Global Certificate of the applicable Class and an interest in a Regulation S Global Certificate may be converted into an interest in a Rule 144A Global Certificate of the applicable Class.

[Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.]

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans

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and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

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IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS E CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

A-11-10

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to _______________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

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[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

A-11-12

EXHIBIT A-12

[FORM OF CLASS F CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN).  NO HOLDER OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT HEREON.

NO BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT.]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

IF THE TRANSFEREE OF THIS CERTIFICATE IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE OR HOLD THIS CERTIFICATE, SUCH PLAN OR SUCH PERSON MUST BE AN ACCREDITED INVESTOR.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1)  PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”), OR IS PURCHASING FOR THE ACCOUNT OF A QIB, AND WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904

A-12-1

OF REGULATION S UNDER THE SECURITIES ACT, OR (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QIB, AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

[THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

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MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  3.070% PER ANNUM

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE CERTIFICATE BALANCE OF THE CLASS F CERTIFICATES AS OF THE CLOSING DATE:  $17,854,000

CERTIFICATE BALANCE OF THIS CLASS F CERTIFICATE AS OF THE CLOSING DATE:  $[_____] (SUBJECT TO SCHEDULE OF EXCHANGES ATTACHED)

NO. F-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.          61760VAG81
U6180CAG42
[_____]3

ISIN NO.              US61760VAG864
USU6180CAG435
[_____]6

CLASS F CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the

1 For Rule 144A Global Certificates

2 For Regulation S Global Certificates

3 For Definitive Certificates

4 For Rule 144A Global Certificates

5 For Regulation S Global Certificates

6 For Definitive Certificates

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“Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class F Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Certificate Balance of this Certificate specified on the face hereof by the initial Aggregate Certificate Balance of the Class F Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date.  Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class F Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

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Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

Collateral Support Deficits shall be allocated on the applicable Distribution Date to the respective Classes of Principal Balance Certificates in the manner set forth in the Pooling and Servicing Agreement.  All Collateral Support Deficits allocated to any Class of Principal Balance Certificates will be allocated pro rata among the outstanding Certificates of such Class.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

[Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and Servicing Agreement.]

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

[This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day

A-12-5

distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and Servicing Agreement.  Upon exchange of this Regulation S Temporary Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  If a transfer of any Non-Registered Certificate held as a Definitive Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of such Certificate by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either:  (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing Agreement and a certificate from such Certificateholder’s prospective Transferee substantially in the form attached either as Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer shall be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder’s prospective Transferee on which such Opinion of Counsel is based (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Trust Advisor or the Certificate Registrar in their respective capacities as such).  No Person may hold an interest in a Rule 144A Global Certificate unless that Person is a Qualified Institutional Buyer, and no “U.S. person” (as that term is defined in Rule 902(k) under the Securities Act) may hold an interest in a Regulation S Global Certificate, and transfers of interests in the Global Certificates that would result in a violation of the foregoing are prohibited.  None of the Depositor, the Certificate Administrator, the Trustee, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of any Certificate.  Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to, indemnify the Depositor, each Underwriter, each Initial Purchaser, the Trustee, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trust Advisor and the

A-12-6

Certificate Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws.

Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

As and when provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, including but not limited to the transfer restrictions described above, a Definitive Certificate may be converted into an interest in a Global Certificate of the applicable Class, an interest in a Global Certificate may be converted into a Definitive Certificate of the applicable Class, an interest in a Rule 144A Global Certificate may be converted into an interest in a Regulation S Global Certificate of the applicable Class and an interest in a Regulation S Global Certificate may be converted into an interest in a Rule 144A Global Certificate of the applicable Class.

[Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.]

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans

A-12-7

and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

A-12-8

IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS F CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to ________________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

A-12-11

[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

A-12-12

EXHIBIT A-13

[FORM OF CLASS G CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN).  NO HOLDER OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT HEREON.

NO BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT.]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1)  PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”), OR IS PURCHASING FOR THE ACCOUNT OF A QIB, AND WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QIB, AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

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THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS OR BECOMES AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS (A)(I)  SUCH PERSON IS AN “INSURANCE COMPANY GENERAL ACCOUNT” WITHIN THE MEANING OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, AND (II) ALL CONDITIONS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 WILL BE MET WITH RESPECT TO SUCH INSURANCE COMPANY GENERAL ACCOUNT’S ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE, OR (B) WITH RESPECT TO THE ACQUISITION, HOLDING OR DISPOSITION OF THIS CERTIFICATE BY ANY GOVERNMENTAL PLAN SUBJECT TO SIMILAR LAW, SUCH ACQUISITION, HOLDING AND DISPOSITION BY SUCH GOVERNMENTAL PLAN WILL NOT CONSTITUTE OR OTHERWISE RESULT IN A NON-EXEMPT VIOLATION OF SIMILAR LAW.

[THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH

A-13-2

OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

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MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  3.070% PER ANNUM

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE CERTIFICATE BALANCE OF THE CLASS G CERTIFICATES AS OF THE CLOSING DATE:  $19,227,000

CERTIFICATE BALANCE OF THIS CLASS G CERTIFICATE AS OF THE CLOSING DATE:  $[_____] (SUBJECT TO SCHEDULE OF EXCHANGES ATTACHED)

NO. G-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.          61760VAH61
U6180CAH22
[_____]3

ISIN NO.              US61760VAH694
USU6180CAH265
[_____]6

CLASS G CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the

1 For Rule 144A Global Certificates

2 For Regulation S Global Certificates

3 For Definitive Certificates

4 For Rule 144A Global Certificates

5 For Regulation S Global Certificates

6 For Definitive Certificates

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“Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class G Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Certificate Balance of this Certificate specified on the face hereof by the initial Aggregate Certificate Balance of the Class G Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012. All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date.  Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class G Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

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Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

Collateral Support Deficits shall be allocated on the applicable Distribution Date to the respective Classes of Principal Balance Certificates in the manner set forth in the Pooling and Servicing Agreement.  All Collateral Support Deficits allocated to any Class of Principal Balance Certificates will be allocated pro rata among the outstanding Certificates of such Class.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

[Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and Servicing Agreement.]

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

[This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day

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distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and Servicing Agreement.  Upon exchange of this Regulation S Temporary Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  If a transfer of any Non-Registered Certificate held as a Definitive Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of such Certificate by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either:  (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing Agreement and a certificate from such Certificateholder’s prospective Transferee substantially in the form attached either as Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer shall be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder’s prospective Transferee on which such Opinion of Counsel is based (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Trust Advisor or the Certificate Registrar in their respective capacities as such).  No Person may hold an interest in a Rule 144A Global Certificate unless that Person is a Qualified Institutional Buyer, and no “U.S. person” (as that term is defined in Rule 902(k) under the Securities Act) may hold an interest in a Regulation S Global Certificate, and transfers of interests in the Global Certificates that would result in a violation of the foregoing are prohibited.  None of the Depositor, the Certificate Administrator, the Trustee, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of any Certificate.  Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to, indemnify the Depositor, each Underwriter, each Initial Purchaser, the Trustee, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trust Advisor and the

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Certificate Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws.

No transfer of a Non-Investment Grade Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to Title I of ERISA or Section 4975 of the Code or any applicable federal, state or local law (“Similar Laws”) materially similar to the foregoing provisions of ERISA or the Code (each, a “Plan”), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with “plan assets” of a Plan, unless:  (i) the purchase and holding of such Certificate or interest therein qualifies for the exemptive relief available under Sections I and III of U.S. Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 95-60; or (ii) in the case of a Non-Investment Grade Certificate held as a Definitive Certificate, the prospective Transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or subject the Depositor, the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar to any obligation in addition to those undertaken in the Pooling and Servicing Agreement.  Each Person who acquires any Non-Investment Grade Certificate as a Definitive Certificate (unless it shall have acquired such Certificate from the Depositor or an Affiliate thereof or unless, in the case of a Non-Investment Grade Certificate, it shall have delivered to the Certificate Registrar the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) shall be required to deliver to the Certificate Registrar a certification in the form of Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement that includes a certification to the effect that:  (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with “plan assets” of a Plan; or (ii) the purchase and holding of such Certificate or interest therein by such Person qualifies for the exemptive relief available under Sections I and III of PTCE 95-60 or another exemption from the “prohibited transactions” rules under ERISA issued by the U.S. Department of Labor or similar exemption under Similar Laws.

Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

As and when provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, including but not limited to the transfer restrictions described

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above, a Definitive Certificate may be converted into an interest in a Global Certificate of the applicable Class, an interest in a Global Certificate may be converted into a Definitive Certificate of the applicable Class, an interest in a Rule 144A Global Certificate may be converted into an interest in a Regulation S Global Certificate of the applicable Class and an interest in a Regulation S Global Certificate may be converted into an interest in a Rule 144A Global Certificate of the applicable Class.

[Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.]

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

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THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

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IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS G CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to ________________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

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[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

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EXHIBIT A-14

[FORM OF CLASS H CERTIFICATE]

[THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (AS DEFINED HEREIN).  NO HOLDER OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENT HEREON.

NO BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE POOLING AND SERVICING AGREEMENT.]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1)  PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”), OR IS PURCHASING FOR THE ACCOUNT OF A QIB, AND WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QIB, AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

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THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS OR BECOMES AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS (A)(I)  SUCH PERSON IS AN “INSURANCE COMPANY GENERAL ACCOUNT” WITHIN THE MEANING OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, AND (II) ALL CONDITIONS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 WILL BE MET WITH RESPECT TO SUCH INSURANCE COMPANY GENERAL ACCOUNT’S ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE, OR (B) WITH RESPECT TO THE ACQUISITION, HOLDING OR DISPOSITION OF THIS CERTIFICATE BY ANY GOVERNMENTAL PLAN SUBJECT TO SIMILAR LAW, SUCH ACQUISITION, HOLDING AND DISPOSITION BY SUCH GOVERNMENTAL PLAN WILL NOT CONSTITUTE OR OTHERWISE RESULT IN A NON-EXEMPT VIOLATION OF SIMILAR LAW.

[THE INITIAL CERTIFICATE BALANCE HEREOF IS AS SET FORTH HEREIN, REDUCED OR INCREASED AS SET FORTH IN THE SCHEDULE OF EXCHANGES ATTACHED HERETO.]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN OTHER CLASSES OF CERTIFICATES OF THIS SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PORTION OF PRINCIPAL DISTRIBUTIONS AND COLLATERAL SUPPORT DEFICITS ALLOCABLE TO THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE BALANCE BY INQUIRY OF THE CERTIFICATE ADMINISTRATOR.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH

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OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]

THIS CERTIFICATE REPRESENTS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

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MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PASS-THROUGH RATE:  3.070% PER ANNUM

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

AGGREGATE CERTIFICATE BALANCE OF THE CLASS H CERTIFICATES AS OF THE CLOSING DATE:  $28,841,600

CERTIFICATE BALANCE OF THIS CLASS H CERTIFICATE AS OF THE CLOSING DATE:  $[_____] (SUBJECT TO SCHEDULE OF EXCHANGES ATTACHED)

NO. H-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.          61760VAJ21
U6180CAJ82
[_____]3

ISIN NO.              US61760VAJ264
USU6180CAJ815
[_____]6

CLASS H CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT [CEDE & CO.] is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the

1 For Rule 144A Global Certificates

2 For Regulation S Global Certificates

3 For Definitive Certificates

4 For Rule 144A Global Certificates

5 For Regulation S Global Certificates

6 For Definitive Certificates

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“Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial ownership of the Trust.  This Certificate represents an interest in the Class H Certificates equal to the quotient expressed as a percentage obtained by dividing the initial Certificate Balance of this Certificate specified on the face hereof by the initial Aggregate Certificate Balance of the Class H Certificates.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

Distributions of principal of and interest on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”) commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”). The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest on this Certificate will accrue (computed as if each year consisted of 360 days and each month consisted of 30 days) during the Interest Accrual Period relating to such Distribution Date at the related Pass-Through Rate on the Certificate Balance of this Certificate immediately prior to each Distribution Date.  Principal and interest allocated to this Certificate on any Distribution Date will be in an amount due to this Certificate’s pro rata share of the amount to be distributed on the Class H Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

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Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

Collateral Support Deficits shall be allocated on the applicable Distribution Date to the respective Classes of Principal Balance Certificates in the manner set forth in the Pooling and Servicing Agreement.  All Collateral Support Deficits allocated to any Class of Principal Balance Certificates will be allocated pro rata among the outstanding Certificates of such Class.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to a nominee of The Depository Trust Company (“DTC”) will be made by or on behalf of the Certificate Administrator by wire transfer in immediately available funds to an account specified in the request of such Certificateholder.  All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

[Until this Regulation S Temporary Global Certificate is exchanged for one or more Regulation S Permanent Global Certificates, the Holder hereof shall not be entitled to receive payments hereon; until so exchanged in full, this Regulation S Temporary Global Certificate shall in all other respects be entitled to the same benefits as other Certificates under the Pooling and Servicing Agreement.]

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

[This Regulation S Temporary Global Certificate is exchangeable in whole or in part for one or more Global Certificates only (i) on or after the termination of the 40-day

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distribution compliance period (as defined in Regulation S) and (ii) upon presentation of a Regulation S Certificate (as defined in the Pooling Agreement) required by Article III of the Pooling and Servicing Agreement.  Upon exchange of this Regulation S Temporary Global Certificate for one or more Global Certificates, the Trustee shall cancel this Regulation S Temporary Global Certificate.]

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  If a transfer of any Non-Registered Certificate held as a Definitive Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of such Certificate by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either:  (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing Agreement and a certificate from such Certificateholder’s prospective Transferee substantially in the form attached either as Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer shall be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder’s prospective Transferee on which such Opinion of Counsel is based (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Trust Advisor or the Certificate Registrar in their respective capacities as such).  No Person may hold an interest in a Rule 144A Global Certificate unless that Person is a Qualified Institutional Buyer, and no “U.S. person” (as that term is defined in Rule 902(k) under the Securities Act) may hold an interest in a Regulation S Global Certificate, and transfers of interests in the Global Certificates that would result in a violation of the foregoing are prohibited.  None of the Depositor, the Certificate Administrator, the Trustee, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of any Certificate.  Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to, indemnify the Depositor, each Underwriter, each Initial Purchaser, the Trustee, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trust Advisor and the

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Certificate Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws.

No transfer of a Non-Investment Grade Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to Title I of ERISA or Section 4975 of the Code or any applicable federal, state or local law (“Similar Laws”) materially similar to the foregoing provisions of ERISA or the Code (each, a “Plan”), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with “plan assets” of a Plan, unless:  (i) the purchase and holding of such Certificate or interest therein qualifies for the exemptive relief available under Sections I and III of U.S. Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 95-60; or (ii) in the case of a Non-Investment Grade Certificate held as a Definitive Certificate, the prospective Transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel which establish to the satisfaction of the Certificate Registrar that such transfer will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or subject the Depositor, the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar to any obligation in addition to those undertaken in the Pooling and Servicing Agreement.  Each Person who acquires any Non-Investment Grade Certificate as a Definitive Certificate (unless it shall have acquired such Certificate from the Depositor or an Affiliate thereof or unless, in the case of a Non-Investment Grade Certificate, it shall have delivered to the Certificate Registrar the certification of facts and Opinion of Counsel referred to in clause (ii) of the preceding sentence) shall be required to deliver to the Certificate Registrar a certification in the form of Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement that includes a certification to the effect that:  (i) it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with “plan assets” of a Plan; or (ii) the purchase and holding of such Certificate or interest therein by such Person qualifies for the exemptive relief available under Sections I and III of PTCE 95-60 or another exemption from the “prohibited transactions” rules under ERISA issued by the U.S. Department of Labor or similar exemption under Similar Laws.

Subject to the terms of the Pooling and Servicing Agreement, the Certificates are issuable in fully registered form only, without coupons, in minimum denominations specified in the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

As and when provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, including but not limited to the transfer restrictions described

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above, a Definitive Certificate may be converted into an interest in a Global Certificate of the applicable Class, an interest in a Global Certificate may be converted into a Definitive Certificate of the applicable Class, an interest in a Rule 144A Global Certificate may be converted into an interest in a Regulation S Global Certificate of the applicable Class and an interest in a Regulation S Global Certificate may be converted into an interest in a Rule 144A Global Certificate of the applicable Class.

[Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book entry facilities of DTC.]

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

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THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

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IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS H CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to _______________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

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[TO BE ATTACHED TO GLOBAL CERTIFICATES]

SCHEDULE OF EXCHANGES OF GLOBAL CERTIFICATES

The following exchanges of a part of this Global Certificate have been made:

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EXHIBIT A-15

[FORM OF CLASS R CERTIFICATE]

THIS CERTIFICATE DOES NOT CONSTITUTE AN OBLIGATION OF OR AN INTEREST IN THE SELLERS, THE DEPOSITOR, THE INITIAL PURCHASERS, THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE CERTIFICATE ADMINISTRATOR, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUST ADVISOR, THE AUTHENTICATING AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES, AND WILL NOT BE INSURED OR GUARANTEED BY ANY SUCH ENTITY OR BY ANY GOVERNMENTAL AGENCY.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1)  PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”), OR IS PURCHASING FOR THE ACCOUNT OF A QIB, AND WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS OR BECOMES AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE.

THIS CERTIFICATE REPRESENTS THE “RESIDUAL INTEREST” IN THREE “REAL ESTATE MORTGAGE INVESTMENT CONDUITS” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.  EACH TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED

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THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY TO DISQUALIFIED ORGANIZATIONS, NON-U.S. PERSONS OR AGENTS OF EITHER, AS SET FORTH IN SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE CERTIFICATE ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS, (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION AND IS OTHERWISE A PERMITTED TRANSFEREE, (B) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, (C) IT UNDERSTANDS THAT IT MAY INCUR TAX LIABILITIES WITH RESPECT TO THIS CERTIFICATE IN EXCESS OF CASH FLOWS GENERATED HEREBY, (D) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE, (E) IT WILL NOT CAUSE INCOME WITH RESPECT TO THIS CERTIFICATE TO BE ATTRIBUTABLE TO A FOREIGN PERMANENT ESTABLISHMENT OR FIXED BASE, WITHIN THE MEANING OF AN APPLICABLE INCOME TAX TREATY, OF SUCH PERSON OR ANY OTHER U.S. PERSON AND (F) IT WILL NOT TRANSFER THIS CERTIFICATE TO ANY PERSON OR ENTITY THAT DOES NOT PROVIDE A SIMILAR AFFIDAVIT.  ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHER PERSON THAT IS NOT A PERMITTED TRANSFEREE OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.  THIS CERTIFICATE REPRESENTS A “NON-ECONOMIC RESIDUAL INTEREST,” AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-1(c), AND THEREFORE, TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES.  IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND EITHER TO TRANSFER AT A MINIMUM PRICE OR TO AN ELIGIBLE TRANSFEREE AS SPECIFIED IN TREASURY REGULATIONS.

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MORGAN STANLEY CAPITAL I INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2012-C4

PERCENTAGE INTEREST OF THIS CLASS R CERTIFICATE:  100%

DATE OF POOLING AND SERVICING AGREEMENT:  AS OF MARCH 1, 2012

CUT-OFF DATE:  MARCH 1, 2012

CLOSING DATE:  MARCH 28, 2012

FIRST DISTRIBUTION DATE:  APRIL 17, 2012

NO. R-1

MASTER SERVICER:  BANK OF AMERICA, NATIONAL ASSOCIATION

SPECIAL SERVICER:  MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

TRUST ADVISOR:  PACIFIC LIFE INSURANCE COMPANY

TRUSTEE/CUSTODIAN/CERTIFICATE ADMINISTRATOR/CERTIFICATE REGISTRAR/AUTHENTICATING AGENT:  WELLS FARGO BANK, NATIONAL ASSOCIATION

CUSIP NO.          61760VAK9

ISIN NO.              US61760VAK98

CLASS R CERTIFICATE

evidencing a beneficial ownership interest in a New York common law trust (the “Trust”), consisting primarily of a pool of commercial and multifamily mortgage loans (the “Mortgage Loans”) and certain other property, formed and sold by

MORGAN STANLEY CAPITAL I INC.

THIS CERTIFIES THAT [__] is the registered owner of this commercial mortgage pass-through certificate (this “Certificate”), which has been issued pursuant to the Pooling and Servicing Agreement, dated as specified above (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc. (hereinafter called the “Depositor”, which term includes any successor entity under the Pooling and Servicing Agreement), the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar and the Authenticating Agent, a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of the Mortgage Loans, such amounts as shall from time to time be held in the Collection Account and Distribution Account, the Insurance Policies and any REO Properties.  To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Pooling and Servicing Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (herein called the “Certificates”).  The Certificates are issued in the Classes specified in the Pooling and Servicing Agreement and will evidence in the aggregate 100% of the beneficial

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ownership of the Trust.  This Certificate represents an interest in the Class R Certificates equal to the percentage interest specified on the face hereof.

This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to that agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the parties thereto.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.  In the case of any conflict between terms specified in this Certificate and terms specified in the Pooling and Servicing Agreement, the terms of the Pooling and Servicing Agreement shall govern.

The Holder of this Certificate shall be entitled to receive only certain amounts set forth in the Pooling and Servicing Agreement, including a distribution upon termination of the Pooling and Servicing Agreement and the respective REMICs created thereby of the amounts which remain on deposit in the Distribution Account after payment to the holders of all other Certificates of all amounts set forth in the Pooling and Servicing Agreement.  Distributions on this Certificate will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 4th Business Day after the related Determination Date (a “Distribution Date”), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the “Record Date”).  The Determination Date is the 11th day of each month, or, if the 11th day is not a Business Day, the next succeeding Business Day (a “Determination Date”), commencing on April 11, 2012.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Pooling and Servicing Agreement.  As provided in the Pooling and Servicing Agreement, withdrawals from the Collection Account shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of certain expenses incurred with respect to the servicing of the Mortgage Loans and administration of the Trust.

All distributions under the Pooling and Servicing Agreement to Certificateholders will be made by wire transfer in immediately available funds to the account specified by the Certificateholder, at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Certificate Administrator with wiring instructions at least five (5) days prior to the related Record Date or otherwise by check mailed to such Certificateholder. Notwithstanding the above, the final distribution on any Certificate will be

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made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution.

The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Certificateholders under the Pooling and Servicing Agreement at any time by the parties thereto with the consent of the Holders of not less than 51% of the aggregate Voting Rights of the Certificates then outstanding, as specified in the Pooling and Servicing Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

The Class R Certificates will be issued in fully registered, certificated form in minimum percentage interests of 10% and in multiples of 1% in excess thereof.

No transfer, sale, pledge or other disposition of this Certificate or interest therein shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws.  If a transfer of any Non-Registered Certificate held as a Definitive Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance of the Certificates or a transfer of such Certificate by the Depositor or one of its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either:  (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing Agreement and a certificate from such Certificateholder’s prospective Transferee substantially in the form attached either as Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer shall be made without registration under the Securities Act, together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder’s prospective Transferee on which such Opinion of Counsel is based (which Opinion of Counsel shall not be an expense of the Trust or of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Trust Advisor or the Certificate Registrar in their respective capacities as such).  No transfer of a Class R Certificate may be made in book-entry form or otherwise to a Person that is not a Qualified Institutional Buyer, and any certificate and/or

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Opinion of Counsel delivered pursuant to the preceding sentence must reflect that the Transferee of a Class R Certificate is a Qualified Institutional Buyer.  No Person may hold an interest in a Rule 144A Global Certificate unless that Person is a Qualified Institutional Buyer, and no “U.S. person” (as that term is defined in Rule 902(k) under the Securities Act) may hold an interest in a Regulation S Global Certificate, and transfers of interests in the Global Certificates that would result in a violation of the foregoing are prohibited.  None of the Depositor, the Certificate Administrator, the Trustee, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of any Certificate.  Any Certificateholder or Certificate Owner desiring to effect a transfer of this Certificate or interests therein shall, and does hereby agree to, indemnify the Depositor, each Underwriter, each Initial Purchaser, the Trustee, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trust Advisor and the Certificate Registrar against any liability that may result if the transfer is not exempt from such registration or qualification or is not made in accordance with such federal and state laws.

No transfer of a Class R Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to Title I of ERISA or Section 4975 of the Code or any applicable federal, state or local law (“Similar Laws”) materially similar to the foregoing provisions of ERISA or the Code (each, a “Plan”), or (B) to any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with “plan assets” of a Plan.  Each Person who acquires any Class R Certificate as a Definitive Certificate (unless it shall have acquired such Certificate from the Depositor or an Affiliate thereof) shall be required to deliver to the Certificate Registrar a certification in the form of Exhibit D-2A or Exhibit D-2B to the Pooling and Servicing Agreement that includes a certification to the effect that it is neither a Plan nor any Person who is directly or indirectly purchasing such Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with “plan assets” of a Plan.

Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Certificate Administrator under clause (F) of Section 3.3(e) of the Pooling and Servicing Agreement to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (G) of Section 3.3(e) of the Pooling and Servicing Agreement to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale.  The rights of such person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A)           (1) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and a United States Tax Person other than a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) any interest in which is owned (or, may be owned pursuant to the

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applicable partnership agreement) directly or indirectly (other than through a U.S. corporation) by any person that is not a United Stated Tax Person, and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Permitted Transferee and (2) each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Qualified Institutional Buyer and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Qualified Institutional Buyer.

(B)           In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Certificate Registrar shall require delivery to it, and no Transfer of any Class R Certificate shall be registered until the Certificate Registrar receives, an affidavit and agreement substantially in the form attached to the Pooling and Servicing Agreement as Exhibit E-1 (a “Transfer Affidavit and Agreement”) from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar.

(C)           Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee or is not a United States Tax Person, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D)           Each Person holding or acquiring an Ownership Interest in a Class R Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Class R Certificate and (2) not to transfer its Ownership Interest in such Class R Certificate unless it provides to the Certificate Registrar a certificate substantially in the form attached to the Pooling and Servicing Agreement as Exhibit E-2.

(E)           Each Person holding or acquiring an Ownership Interest in a Class R Certificate that is a “pass-through interest holder” within the meaning of temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) or is holding an Ownership Interest in a Class R Certificate on behalf of a “pass-through interest holder”, by purchasing an Ownership Interest in such Certificate, agrees to give the Certificate Registrar written notice of its status as such immediately upon holding or acquiring such Ownership Interest in a Class R Certificate.

(F)           If any purported Transferee shall become a Holder of a Class R Certificate in violation of the provisions of Section 3.3(e) of the Pooling and Servicing Agreement or if any Holder of a Class R Certificate shall lose its status as a Permitted Transferee or a United States Tax Person, then the last preceding Holder of such Class R Certificate that was in compliance with the provisions of Section 3.3(e) of the Pooling and Servicing Agreement shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  None of the Trustee, the Master Servicer, the Special Servicer, the Trust Advisor, the Certificate Registrar or the Certificate Administrator shall be under any liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by Section 3.3(e) of the Pooling and Servicing

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Agreement or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Pooling and Servicing Agreement.

(G)           If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in Section 3.3(e) of the Pooling and Servicing Agreement, or if any Holder of a Class R Certificate shall lose its status as a Permitted Transferee or a United States Tax Person, and to the extent that the retroactive restoration of the rights and obligations of the prior Holder of such Class R Certificate as set forth in clause (F) above shall be invalid, illegal or unenforceable, then the Certificate Registrar shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, but not the obligation, to sell or cause to be sold such Class R Certificate to a purchaser selected by the Certificate Registrar on such terms as the Certificate Registrar may choose.  Such noncomplying Holder shall promptly endorse and deliver such Class R Certificate in accordance with the instructions of the Certificate Registrar.  Such purchaser may be the Certificate Registrar itself or any Affiliate of the Certificate Registrar.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Certificate Registrar or its Affiliates), expenses and taxes due, if any, will be remitted by the Certificate Registrar to such noncomplying Holder.  The terms and conditions of any sale under this clause (G) shall be determined in the sole discretion of the Certificate Registrar, and the Certificate Registrar shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

“Permitted Transferee” means any Transferee other than:  (a) a Disqualified Organization; (b) any other Person identified in an Opinion of Counsel delivered to the Certificate Administrator and the Trustee to the effect that the transfer of an ownership interest in any Class R Certificate to such Person may cause any REMIC Pool to fail to qualify as a REMIC at any time that the Certificates are outstanding, (c) a Person that is a non-United States Tax Person (other than (i) a non-United States Tax Person in whose hands the income from such Class R Certificate is effectively connected with the conduct of a trade or business within the United States and that has furnished the transferor and the Certificate Registrar with an effective IRS Form W-8ECI or other prescribed form or (ii) a non-United States Tax Person, if in connection with the proposed transfer of such Class R Certificate, the transferor provides an opinion of counsel to the Certificate Registrar to the effect that such transfer will not be disregarded for federal income tax purposes under Treasury Regulations Section 1.860G-3), (d) any partnership if any of its interests are (or under the partnership agreement are permitted to be) owned, directly or indirectly (other than through a U.S. corporation), by a non-United States Tax Person or (e) a United States Tax Person with respect to whom income from the Class R Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other United States Tax Person.

“United States Tax Person” means any of (i) a citizen or resident of the United States, (ii) corporation, partnership or other entity organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of

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such trust, and one or more United States Tax Persons has the authority to control all substantial decisions of such trust.

“Disqualified Organization” means any of (i) the United States, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to the Class R Certificates (except certain farmers’ cooperatives described in Code Section 521), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2) of the Code, and (v) any other Person so designated by the Certificate Administrator based upon an Opinion of Counsel that the holding of an ownership interest in a Class R Certificate by such Person may cause any of REMIC I, REMIC II or REMIC III, or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Class R Certificate to such Person.  The terms “United States,” “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

The provisions of Section 3.3(e) of the Pooling and Servicing Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee, the Certificate Administrator, the Certificate Registrar, the Master Servicer, the Depositor and, subject to Section 5.7 of the Pooling and Servicing Agreement, each Rating Agency an Opinion of Counsel, in form and substance satisfactory to the Trustee, the Certificate Registrar and the Depositor, to the effect that such modification of, addition to or elimination of such provisions will not cause any REMIC Pool to (A) cease to qualify as a REMIC or (B) be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a tax caused by the Transfer of a Class R Certificate to a Person which is not a Permitted Transferee.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent and any of their agents may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trust Advisor, the Trustee, the Custodian, the Certificate Administrator, the Certificate Registrar, the Authenticating Agent or any such agents shall be affected by notice to the contrary.

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The obligations and responsibilities of the Trustee and the Certificate Administrator created hereby (other than the obligation of the Certificate Administrator, to make payments to the Class R Certificateholders, as set forth in Section 11.3 of the Pooling and Servicing Agreement and other than the obligations in the nature of information or tax reporting) shall terminate on the earliest of (i) the later of (A) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (and final distribution to the Certificateholders) and (B) the disposition of all REO Property (and final distribution to the Certificateholders), (ii) the sale of the property held by the Trust in accordance with Section 11.1(b) of the Pooling and Servicing Agreement, (iii) the termination of the Trust pursuant to Section 11.1(c) of the Pooling and Servicing Agreement or (iv) voluntary exchange by the Sole Certificateholder of all the outstanding Certificates (other than the Class R Certificates) for the remaining Mortgage Loans and REO Properties in the Trust Fund pursuant to the terms of Section 11.1(d) of the Pooling and Servicing Agreement; provided that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.  The parties designated in the Pooling and Servicing Agreement may exercise their option to purchase the Mortgage Loans and any other property remaining in the Trust and cause the termination of the Trust in accordance with the requirements set forth in the Pooling and Servicing Agreement.  Upon termination of the Trust and payment of the Certificates and of all administrative expenses associated with the Trust, any remaining assets of the Trust shall be distributed to the holders of the Class R Certificates.

The Certificate Registrar has executed this Certificate under the Pooling and Servicing Agreement.

THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK.

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IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed under this official seal.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Certificate Registrar

By:
AUTHORIZED SIGNATORY

Dated: March 28, 2012

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Authenticating Agent

By:
AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenant in common	UNIF GIFT MIN ACT _______________ Custodian
TEN ENT	-	as tenants by the entireties	(Cust)
JT TEN	-	as joint tenants with rights of survivorship and not as tenants in common	Under Uniform Gifts to Minors
Act_______________________
(State)

Additional abbreviations may also be used though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address of assignee

the within Certificate and does hereby or irrevocably constitute and appoint to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED
The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.

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DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________ for the account of _______________ __________________________________ account number ______________ or, if mailed by check, to ______________________________.  Statements should be mailed to ____________________.  This information is provided by assignee named above, or _______________________, as its agent.

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